Exhibit 99.1

EARNINGS RELEASE

By:	Expeditors International of Washington, Inc.
Sterling Plaza 2, 3rd Floor 3545 Factoria Blvd. SE Bellevue, Washington 98006

CONTACTS:

	Jeffrey S. Musser	Bradley S. Powell	Geoffrey Buscher
	President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Director - Investor Relations
	(206) 674-3433	(206) 674-3412	(206) 892-4510

FOR IMMEDIATE RELEASE

EXPEDITORS REPORTS THIRD QUARTER 2024 EPS OF $1.63

BELLEVUE, WASHINGTON - November 5, 2024, Expeditors International of Washington, Inc. (NYSE:EXPD) today announced third quarter 2024 financial results including the following comparisons to the same quarter of 2023:

•
Diluted Net Earnings Attributable to Shareholders per share (EPS1) increased 41% to $1.63
•
Net Earnings Attributable to Shareholders increased 34% to $230 million
•
Operating Income increased 40% to $302 million
•
Revenues increased 37% to $3.0 billion
•
Airfreight tonnage increased 19% and ocean container volume increased 12%

“We have worked hard over this past year to gain additional volumes and grow our business by winning new customers and gaining additional business with current customers,” said Jeffrey S. Musser, President and Chief Executive Officer. “These positive third-quarter results reflect those efforts in securing higher tonnage and volumes, which were further boosted as some shippers pulled freight forward out of concern over port actions and geopolitical disruptions, and in advance of fourth quarter holiday sales. Geopolitical events continued to impact pricing and the flow of freight during the quarter. Ocean transit times remained extended because carriers avoided the Red Sea and were further disrupted by prior concerns over potential port strikes. Air capacity is too scarce and costly to serve as a viable widespread alternative for most shippers.

“Strong growth in air tonnage and ocean volumes had a positive impact on all areas of our business during the quarter. Air tonnage and rates increased across all regions. Direct e-commerce continued to absorb available air freight capacity and boost rates on North Asia exports, and manufacturing relocations and sea-to-air conversions drove higher rates on exports from South Asia. Higher volumes moving through our network led to an increase in fees for customs brokerage and other ancillary services, in addition to new road freight business and growth in order management services. All in all, I would be hard pressed to point to an area of our business where our people did not perform at their highest level.

“We would again caution that our ability to see much beyond our day-to-day levels of activity remains challenging. We believe that ocean rates may decline if demand softens and capacity increases, particularly if commerce on the Red Sea returns to normal. We also believe that global freight markets and pricing are likely to remain volatile for some time. Unpredictable events seem to occur with such increased regularity as to make us wonder if disruption is the new state of normal. Regardless, we remain focused on servicing our current customers and gaining market share, while keeping costs in check.”

Bradley S. Powell, Senior Vice President and Chief Financial Officer, added, “We handled increased volumes and tonnage in the third quarter and executed well throughout our network, while keeping headcount flat and controlling operating expenses. Our measure of operating efficiency (operating income as a percentage of revenue less directly related cost of transportation and other expenses) is now back to our 30% target for the year to date. We continue to

1Diluted earnings attributable to shareholders per share.

NOTE: See Disclaimer on Forward-Looking Statements in this release.

control and carefully manage our cash, while working to improve operational efficiencies and return capital to investors.”

Mr. Powell noted that the Company repurchased $140 million in common stock during the third quarter of 2024, and $603 million year to date.

Expeditors is a global logistics company headquartered in Bellevue, Washington. The Company employs trained professionals in 176 district offices and numerous branch locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation, order management, warehousing and distribution and customized logistics solutions.

Disclaimer on Forward-Looking Statements:

Certain statements contained in this news release are “forward-looking statements,” based on management’s views with respect to future events and underlying assumptions that involve risks and uncertainties. These forward-looking statements include statements regarding inflation; continued growth in air and ocean carrier capacity and the impact on rates; unpredictability in the ocean and air markets, including uncertainty due to conflicts in the Middle East and Red Sea; port actions and other labor disruptions; new capacity in the marketplace; longer ocean transit times; strong e-commerce demand in the air market; and volatile rates. Future financial performance could differ materially because of factors such as: our ability to secure higher air tonnage and ocean volumes; our ability to keep headcount and other costs in check while continuing to generate efficiency that meets our historical expectations; the alignment of our variable compensation structure with performance; our ability to enhance and bolster our network security; that management is able to grow the business and explore new areas for profitable growth; our ability to leverage the strength of our carrier relationships; the strength of our non-asset-based operating model; and our ability to remain a strong, healthy, unified and resilient organization. Geo-political risks, port actions and other labor disruptions, and the current uncertainty in the global economy could have the effect of heightening many of the other risks described in Item 1A of our Annual Report on Form 10-K, including, without limitation, those related to the success of our strategy and desire to maintain historical unitary profitability, our ability to attract and retain customers, our ability to manage costs, interruptions to our information technology systems, the ability of third-party providers to perform and potential litigation and contingencies, including risks associated with tax audits, as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission. These and other factors are discussed in the Company’s regulatory filings with the Securities and Exchange Commission, including those in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the Company’s most recent Form 10-Q. The forward-looking statements contained in this news release speak only as of this date and the Company does not assume any obligation to update them except as required by law.

Expeditors International of Washington, Inc.

Third Quarter 2024 Earnings Release, November 5, 2024

Financial Summary for the three months ended September 30, 2024 and 2023 (Unaudited)

(in 000's of US dollars except share data)

	Three months ended September 30,			Nine months ended September 30,
	2024	2023	% Change	2024	2023	% Change
Revenues	$3,000,131	$2,190,001	37%	$7,645,810	$7,022,342	9%
Directly related cost of transportation and other expenses [1]	$2,093,964	$1,402,111	49%	$5,166,652	$4,540,396	14%
Salaries and other operating expenses [2]	$604,643	$571,821	6%	$1,738,939	$1,741,411	(0)%
Operating income	$301,524	$216,069	40%	$740,219	$740,535	(0)%
Net earnings attributable to shareholders	$229,574	$171,353	34%	$574,195	$594,164	(3)%
Diluted earnings attributable to shareholders per share	$1.63	$1.16	41%	$4.04	$3.92	3%
Basic earnings attributable to shareholders per share	$1.63	$1.16	41%	$4.06	$3.95	3%
Diluted weighted average shares outstanding	141,027	148,001		142,288	151,619
Basic weighted average shares outstanding	140,417	147,099		141,540	150,543

1Directly related cost of transportation and other expenses totals Operating Expenses from Airfreight services, Ocean freight and ocean services and Customs brokerage and other services as shown in the Condensed Consolidated Statements of Earnings.

2Salaries and other operating expenses totals Salaries and related, Rent and occupancy, Depreciation and amortization, Selling and promotion and Other as shown in the Condensed Consolidated Statements of Earnings.

During the three and nine months ended September 30, 2024 we repurchased 1.2 million and 5.1 million shares of common stock at an average price of $118.47 and $119.21 per share. During the three and nine months ended September 30, 2023 we repurchased 2.6 million and 10.5 million shares of common stock at an average price of $116.29 and $113.97 per share.

	Employee Full-time Equivalents as of
	September 30, 2024	September 30, 2023
North America	6,920	6,975
Europe	3,838	3,811
North Asia	2,271	2,290
South Asia	1,776	1,709
Middle East, Africa and India	1,386	1,440
Latin America	780	753
Information Systems	1,303	1,244
Corporate	416	403
Total	18,690	18,625

	Third quarter year-over-year percentage increase (decrease) in:
2024	Airfreight kilos	Ocean freight FEU
July	20%	8%
August	17%	14%
September	20%	15%
Quarter	19%	12%

Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on November 8, 2024 will be considered in management's 8-K “Responses to Selected Questions.”

___________________________________

NOTE: See Disclaimer on Forward-Looking Statements in this release.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	September 30, 2024	December 31, 2023
Assets:
Current Assets:
Cash and cash equivalents	$1,293,173	$1,512,883
Accounts receivable, less allowance for credit loss of $5,903 at September 30, 2024 and $6,550 at December 31, 2023	2,176,959	1,532,599
Deferred contract costs	431,640	218,807
Other	181,273	170,907
Total current assets	4,083,045	3,435,196
Property and equipment, less accumulated depreciation and amortization $624,562 at September 30, 2024 and $597,473 at December 31, 2023	468,594	479,225
Operating lease right-of-use assets	525,810	516,280
Goodwill	7,927	7,927
Deferred federal and state income taxes, net	69,789	63,690
Other assets, net	15,752	21,491
Total assets	$5,170,917	$4,523,809
Liabilities:
Current Liabilities:
Accounts payable	$1,240,174	$860,856
Accrued liabilities, primarily salaries and related costs	470,723	447,336
Contract liabilities	532,289	280,909
Current portion of operating lease liabilities	106,832	99,749
Federal, state and foreign income taxes	25,728	15,562
Total current liabilities	2,375,746	1,704,412
Noncurrent portion of operating lease liabilities	436,001	427,984
Shareholders’ Equity:
Preferred stock, none issued	—	—
Common stock, par value $0.01 per share. Issued and outstanding: 139,971 shares at September 30, 2024 and 143,866 shares at December 31, 2023	1,400	1,439
Additional paid-in capital	4,307	—
Retained earnings	2,540,978	2,580,968
Accumulated other comprehensive loss	(189,978)	(192,057)
Total shareholders’ equity	2,356,707	2,390,350
Noncontrolling interest	2,463	1,063
Total equity	2,359,170	2,391,413
Total liabilities and equity	$5,170,917	$4,523,809

5-November-2024	Expeditors International of Washington, Inc.	Page 4 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except per share data)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Revenues:
Airfreight services	$986,950	$724,331	$2,606,647	$2,380,405
Ocean freight and ocean services	1,017,618	560,281	2,240,079	1,851,389
Customs brokerage and other services	995,563	905,389	2,799,084	2,790,548
Total revenues	3,000,131	2,190,001	7,645,810	7,022,342
Operating Expenses:
Airfreight services	740,356	516,519	1,923,115	1,707,568
Ocean freight and ocean services	783,827	387,670	1,675,931	1,277,159
Customs brokerage and other services	569,781	497,922	1,567,606	1,555,669
Salaries and related	450,308	412,505	1,289,901	1,290,911
Rent and occupancy	61,024	58,387	181,873	174,224
Depreciation and amortization	15,774	15,607	45,914	46,374
Selling and promotion	7,589	6,149	22,366	18,847
Other	69,948	79,173	198,885	211,055
Total operating expenses	2,698,607	1,973,932	6,905,591	6,281,807
Operating income	301,524	216,069	740,219	740,535
Other Income (Expense):
Interest income	9,917	17,156	36,699	53,723
Other, net	973	(1,334)	4,599	4,394
Other income, net	10,890	15,822	41,298	58,117
Earnings before income taxes	312,414	231,891	781,517	798,652
Income tax expense	82,488	61,048	206,040	206,018
Net earnings	229,926	170,843	575,477	592,634
Less net earnings (losses) attributable to the noncontrolling interest	352	(510)	1,282	(1,530)
Net earnings attributable to shareholders	$229,574	$171,353	$574,195	$594,164
Diluted earnings attributable to shareholders per share	$1.63	$1.16	$4.04	$3.92
Basic earnings attributable to shareholders per share	$1.63	$1.16	$4.06	$3.95
Weighted average diluted shares outstanding	141,027	148,001	142,288	151,619
Weighted average basic shares outstanding	140,417	147,099	141,540	150,543

5-November-2024	Expeditors International of Washington, Inc.	Page 5 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Operating Activities:
Net earnings	$229,926	$170,843	$575,477	$592,634
Adjustments to reconcile net earnings to net cash from operating activities:
Provisions for (recoveries) losses on accounts receivable	(582)	1,411	1,456	2,316
Deferred income tax benefit	(1,057)	(6,418)	(5,680)	(7,942)
Stock compensation expense	9,760	15,879	47,836	46,962
Depreciation and amortization	15,774	15,607	45,914	46,374
Other, net	162	2,673	4,032	6,396
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(301,167)	(53,722)	(647,794)	629,205
Increase (decrease) in accounts payable and accrued liabilities	107,535	40,919	402,818	(311,990)
(Increase) decrease in deferred contract costs	(30,657)	(56,917)	(216,977)	28,870
Increase (decrease) in contract liabilities	50,527	74,701	254,902	(33,549)
Increase (decrease) in income taxes payable, net	20,331	(4,017)	13,163	(97,743)
Increase in other, net	(10,580)	(10,979)	(1,502)	(6,695)
Net cash from operating activities	89,972	189,980	473,645	894,838
Investing Activities:
Purchase of property and equipment	(12,291)	(7,993)	(30,415)	(28,600)
Other, net	(225)	10	(62)	(209)
Net cash from investing activities	(12,516)	(7,983)	(30,477)	(28,809)
Financing Activities:
Proceeds (payments) on borrowings on lines of credit, net	10,445	6,913	(5,538)	(6,683)
Proceeds from issuance of common stock	53,256	61,841	67,734	80,305
Repurchases of common stock	(140,031)	(298,103)	(602,855)	(1,199,294)
Dividends paid	—	—	(102,638)	(102,263)
Payments for taxes related to net share settlement of equity awards	—	—	(15,348)	(19,501)
Net cash from financing activities	(76,330)	(229,349)	(658,645)	(1,247,436)
Effect of exchange rate changes on cash and cash equivalents	20,194	(11,807)	(4,233)	(13,296)
Change in cash and cash equivalents	21,320	(59,159)	(219,710)	(394,703)
Cash and cash equivalents at beginning of period	1,271,853	1,698,587	1,512,883	2,034,131
Cash and cash equivalents at end of period	$1,293,173	$1,639,428	$1,293,173	$1,639,428
Taxes Paid:
Income taxes	$63,046	$61,603	$196,649	$306,059

5-November-2024	Expeditors International of Washington, Inc.	Page 6 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
For the three months ended September 30, 2024:
Revenues	$854,679	114,264	61,981	914,417	445,308	433,660	177,145	(1,323)	3,000,131
Directly related cost of transportation and other expenses[1]	$443,930	67,626	38,973	763,781	369,905	279,235	131,098	(584)	2,093,964
Salaries and other operating expenses[2]	$253,452	35,261	18,605	86,566	51,307	126,917	33,283	(748)	604,643
Operating income	$157,297	11,377	4,403	64,070	24,096	27,508	12,764	9	301,524
Identifiable assets at period end	$2,611,417	192,370	108,985	727,724	376,283	863,840	319,627	(29,329)	5,170,917
Capital expenditures	$9,299	198	101	296	839	1,548	10	—	12,291
Equity	$1,628,893	35,825	42,670	221,519	124,387	182,515	164,665	(41,304)	2,359,170
For the three months ended September 30, 2023:
Revenues	$784,503	106,293	47,327	515,340	207,006	410,904	119,849	(1,221)	2,190,001
Directly related cost of transportation and other expenses[1]	$421,432	63,671	28,409	398,681	145,292	263,524	81,643	(541)	1,402,111
Salaries and other operating expenses[2]	$261,323	38,275	16,405	66,546	42,138	120,436	27,351	(653)	571,821
Operating income	$101,748	4,347	2,513	50,113	19,576	26,944	10,855	(27)	216,069
Identifiable assets at period end	$2,572,404	200,711	110,708	512,746	217,018	726,729	260,619	(22,814)	4,578,121
Capital expenditures	$3,762	302	84	168	409	1,369	1,899	—	7,993
Equity	$1,797,123	46,264	54,096	225,229	91,712	154,617	161,882	(39,449)	2,491,474

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
For the nine months ended September 30, 2024:
Revenues	$2,385,392	331,837	151,787	2,096,709	960,970	1,241,432	481,600	(3,917)	7,645,810
Directly related cost of transportation and other expenses[1]	$1,270,981	199,710	88,077	1,702,401	757,167	796,205	353,839	(1,728)	5,166,652
Salaries and other operating expenses[2]	$772,835	102,684	49,920	224,588	135,303	363,718	92,099	(2,208)	1,738,939
Operating income	$341,576	29,443	13,790	169,720	68,500	81,509	35,662	19	740,219
Identifiable assets at period end	$2,611,417	192,370	108,985	727,724	376,283	863,840	319,627	(29,329)	5,170,917
Capital expenditures	$17,775	2,172	383	933	2,938	4,860	1,354		30,415
Equity	$1,628,893	35,825	42,670	221,519	124,387	182,515	164,665	(41,304)	2,359,170
For the nine months ended September 30, 2023:
Revenues	$2,535,945	326,398	151,994	1,607,788	631,001	1,386,284	386,524	(3,592)	7,022,342
Directly related cost of transportation and other expenses[1]	$1,387,511	201,984	90,139	1,238,996	437,392	924,592	261,482	(1,700)	4,540,396
Salaries and other operating expenses[2]	$785,282	108,892	52,172	205,976	132,984	373,004	85,003	(1,902)	1,741,411
Operating income	$363,152	15,522	9,683	162,816	60,625	88,688	40,039	10	740,535
Identifiable assets at period end	$2,572,404	200,711	110,708	512,746	217,018	726,729	260,619	(22,814)	4,578,121
Capital expenditures	$15,829	932	360	1,110	744	6,688	2,937	—	28,600
Equity	$1,797,123	46,264	54,096	225,229	91,712	154,617	161,882	(39,449)	2,491,474

1 Directly related cost of transportation and other expenses totals Operating Expenses from Airfreight services, Ocean freight and ocean services and Customs brokerage and other services as shown in the Condensed Consolidated Statements of Earnings.

2Salaries and other operating expenses totals Salaries and related, Rent and occupancy, Depreciation and amortization, Selling and promotion and Other as shown in the Condensed Consolidated Statements of Earnings.

5-November-2024	Expeditors International of Washington, Inc.	Page 7 of 7